UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 9, 2017

EXPEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37429	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 108th Avenue NE

Bellevue, Washington 98004

(Address of principal executive offices) (Zip code)

(425) 679-7200

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 9, 2017, Expedia, Inc. issued an earnings release announcing its financial results for the quarter and year ended December 31, 2016. A copy of the earnings release was furnished with a Current Report on Form 8-K filed on February 9, 2017 (the “Original 8-K”). This Amendment No. 1 on Form 8-K/A is being filed to amend Items 2.02 and 9.01 of the Original 8-K, solely for the purpose of correcting an error related to the percentage impacts of acquisitions on non-GAAP expense category growth in the earnings release, as described below.

Item 2.02.	Results of Operations and Financial Condition.

On February 9, 2017, Expedia, Inc. (the “Company”) issued an earnings release announcing its financial results for the quarter and year ended December 31, 2016 (the “Original Earnings Release”). Information regarding the percentage impacts of acquisitions on non-GAAP expense category growth for the quarter and year ended December 31, 2016 was misstated in the Original Earnings Release due to a calculation error. On February 21, 2017, the Company issued a corrected earnings release including such information, as corrected (the “Corrected Earnings Release”). The calculation error did not impact any of the Company’s other earnings release disclosures, including, but not limited to, reported Gross Bookings, Revenue, Adjusted EBITDA or Adjusted Net Income, nor was there any impact to the Company’s GAAP financial statements.

A copy of the Corrected Earnings Release, which indicates the corrected percentages on pages 8 and 9, is furnished as Exhibit 99.1 to this Amendment No. 1 on Form 8-K/A and for convenience the corrected percentages are also excerpted below (with original reported percentage struck and corrected percentage in bold type).

Adjusted Cost of Revenue

•	Acquisitions contributed approximately ~~7~~ 5 and ~~19~~ 18 percentage points of inorganic adjusted cost of revenue growth for the fourth quarter and full year 2016, respectively.

Adjusted Selling and Marketing

•	Acquisitions contributed approximately ~~7~~ 6 and ~~15~~ 14 percentage points of inorganic adjusted selling and marketing growth for the fourth quarter and full year 2016, respectively.

Adjusted Technology and Content

•	Acquisitions contributed approximately ~~21~~ 17 and ~~31~~ 30 percentage points of inorganic adjusted technology and content growth for the fourth quarter and full year 2016, respectively.

Adjusted General and Administrative

•	Acquisitions, including acquisition related expenses, contributed approximately a negative ~~6~~ 8 and a positive ~~3~~ 8 percentage points of inorganic adjusted general and administrative expense growth for the fourth quarter and full year 2016, respectively.

The Corrected Earnings Release makes reference to non-GAAP financial measures and includes a reconciliation of these non-GAAP financial measures to the nearest comparable GAAP financial measures. Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Corrected Earnings Release of Expedia, Inc., dated February 9, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.

By:	/s/ Mark D. Okerstrom
Mark D. Okerstrom
Chief Financial Officer

Dated: February 21, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	Corrected Earnings Release of Expedia, Inc., dated February 9, 2017.